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                                                                    EXHIBIT 23.2


                   CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP



     Pursuant to Rule 436 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to the reference to our firm under the heading "Experts" in the prospectus constituting part of this Registration Statement on Form S-11 and to the filing of this consent as an exhibit to such Registration Statement.



                                      SUTHERLAND ASBILL & BRENNAN LLP



                                      By: /s/   Thomas C. Herman
                                         -----------------------------
                                          Thomas C. Herman, Partner



Atlanta, Georgia
March 25, 1999